SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Apollo Tactical Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street

New York, NY 10019

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

To Be Held on June 9, 2022

To the Shareholders:

Notice is hereby given that the 2022 Annual Meeting of Shareholders of each of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”), each a Maryland corporation, will be held at 10:00 a.m. E.T., on June 9, 2022. In light of the continuing coronavirus pandemic, the Funds have elected to hold this year’s Annual Meetings as virtual meetings (via a live webcast) in order to ensure the safety of our shareholders. You will be able to submit questions during the live webcast of the Annual Meetings by visiting www.viewproxy.com/apollo/broadridgevsm/vm. In order to participate in and vote at the meeting, shareholders must register in advance by visiting www.viewproxy.com/apollo/broadridgevsm and submitting the requested information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. This is not intended as a permanent change to the format of future Annual Meetings.

The Annual Meetings are being held for the following purposes:

1.	To elect Directors of each Fund.
2.	To consider the amendment of AFT’s fundamental investment restriction with respect to making loans. (AFT only)
3.	To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of each Fund has fixed the close of business on March 18, 2022 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

All shareholders of record of each Fund on the record date are cordially invited to virtually attend the Annual Meetings via the live webcast. Even if you expect to attend the Annual Meetings via live webcast, please complete, date and sign the enclosed proxy or voting instruction form for each Fund in which you hold shares and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Annual Meetings, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

The enclosed proxy card(s) is being solicited on behalf of the Funds’ Boards of Directors.

By Order of the Boards of Directors,

/s/ Joseph D. Glatt
JOSEPH D. GLATT
Secretary of the Funds

April 20, 2022

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund(s) in validating your vote if you fail to sign your proxy card(s) properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration.

2.       Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3.       All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78
Custodian or Estate Accounts
(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street New York, NY 10019

ANNUAL MEETINGS OF SHAREHOLDERS

To Be Held on June 9, 2022

JOINT PROXY STATEMENT

This document is a joint proxy statement (the “Joint Proxy Statement”) for Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”), each a Maryland corporation. This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Funds’ Boards of Directors (each, a “Board” and together, the “Boards”) for use at the 2022 Annual Meetings of Shareholders of the Funds to be held virtually via a live webcast on June 9, 2022, at 10:00 a.m. E.T., and at any adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”).

A Notice of the 2022 Annual Meetings of Shareholders and a proxy card for each Fund in which you own Shares (as defined below) accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about April 20, 2022, primarily by mail, but proxy solicitations may also be made by telephone, email or other form of communication by officers of each Fund, Apollo Credit Management, LLC, the investment adviser of each Fund (the “Adviser”), U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, the administrator of each Fund, and Broadridge Financial Solutions, the proxy solicitor for each Fund. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid for by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its Shares. The estimated costs and expenses of the proxy solicitation to be paid by the Funds are expected to be approximately $78,000. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about April 20, 2022.

THE FUNDS’ ANNUAL REPORT, INCLUDING THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, HAS PREVIOUSLY BEEN MAILED TO EACH FUND’S SHAREHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT 1-877-864-4834. THE FUNDS’ ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITE AT WWW.APOLLOFUNDS.COM AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS JOINT PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held Virtually on June 9, 2022.

The Notice of Annual Meetings of Shareholders, Joint Proxy Statement and proxy cards for each Fund are available to you at www.viewproxy.com/apollo/broadridgevsm. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain instructions for how to attend the Meeting via webcast and vote, please call 1-866-612-8937 or follow the instructions described below.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. EVEN IF YOU EXPECT TO VIRTUALLY ATTEND THE MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE.

The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card(s) are set forth on the inside cover of this Joint Proxy Statement.

If the enclosed proxy card(s) is properly executed and returned in time to be voted at the relevant Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Director named in this Joint Proxy Statement and “FOR” the amendment to the fundamental investment restriction for AFT. Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by virtually attending the Meeting(s) via live webcast and voting his or her Shares, by submitting a letter of revocation or by submitting a later-dated proxy before the Meeting(s) or at the Meeting(s). Broker-dealers and other nominees holding Shares of a Fund in “street name”

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for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each Proposal before the Meeting(s). A signed voting instruction card or other authorization by a beneficial owner of a Fund’s Shares that does not specify how the beneficial owner’s Shares should be voted will be deemed an instruction to vote such Shares “FOR” the election of the nominees for Director named in this Joint Proxy Statement and “FOR” the amendment to the fundamental investment restriction for AFT. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Instructions for Attending the Virtual Meeting

In order to attend the live webcast of the virtual Meeting, please visit www.viewproxy.com/apollo/broadridgevsm/vm and follow the instructions as outlined on the website.

To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/apollo/broadridgevsm and submitting the requested required information to Broadridge Financial Solutions, the Funds’ proxy tabulator.

Shareholders whose shares are registered directly with the Apollo Funds in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. Requests for registration should be received no later than two days prior to the Meeting, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/apollo/broadridgevsm and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Apollo Funds present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

We encourage you to access the Meeting prior to the start time. The live webcast and listen-only audio will begin promptly at 10:00 a.m. E.T. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast and listen-only audio. If you encounter any difficulties accessing the live webcast and listen-only audio before or during the Meeting, please call 1-866-612-8937 (toll free). Technical support will be available starting at 8:00 a.m. E.T. on June 9, 2022 and will remain available until thirty minutes after the Meeting has finished. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

We encourage you to vote your Shares, either by voting electronically via the live webcast of the Meeting or by granting a proxy (i.e., authorizing someone to vote your Shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the applicable Fund receives it in time for voting at the Meeting, the persons named as proxies will vote your Shares in the manner that you specify. If you give no instructions on the proxy card you execute, the Shares covered by the proxy card will be voted “FOR” the election of the nominees as Directors and “FOR” the amendment to the fundamental investment restriction for AFT.

You may revoke a proxy at any time before it is exercised by notifying the Funds’ Secretary in writing sufficiently in advance of the Meeting, by submitting a properly executed later-dated proxy, or by voting electronically at the Meeting. Any shareholder of record attending the Meeting may vote whether or not he or she has previously authorized his or her Shares to be voted by proxy.

Shareholders of record can register to attend the Meeting by visiting www.viewproxy.com/apollo/broadridgevsm and entering the control number included on their proxy cards before the Meeting. Once your registration is approved, you will receive an email confirmation that will contain the virtual Meeting link to use to log in on the day of the Meeting.

If your Shares are registered in the name of a bank, brokerage firm or other nominee and you wish to vote your Shares at the Meeting, please contact your bank, brokerage firm or other nominee to receive instructions on how to obtain a legal proxy

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and new control number that will allow you to register to attend and vote at the Meeting. Once your registration is approved, you will receive an email confirmation that will contain the virtual Meeting link to use to log in on the day of the Meeting.

If you would like to submit a question during the Meeting, log into the live webcast at www.viewproxy.com/apollo/broadridgevsm/vm, type your question into the “Ask a Question” field, and click “Submit”.

Only questions submitted via the live webcast that are pertinent to Meeting matters, as determined by the chairman of the Meeting, will be answered during the Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by shareholders generally, or use blatantly offensive language may be ruled out of order by the chairman. Additionally, in order to provide all shareholders with a reasonable opportunity to submit questions, the Funds may elect not to answer multiple questions submitted by the same shareholder.

Under the Bylaws of each Fund, the presence in person or by proxy of the holders of Shares entitled to cast a majority of the votes entitled to be cast (without regard to class) shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting. Attendance at the virtual Meeting via live webcast shall constitute in person attendance for purposes of the Funds’ Bylaws. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting.

Each Fund has outstanding one class of capital stock consisting of common stock, par value $0.001 per share (the “Common Stock” or the “Shares”). Each outstanding share of Common Stock is generally entitled to one vote at the relevant Meeting with respect to each matter to be voted on by the holders of Common Stock with pro rata voting rights for any fractional shares. Each outstanding share of Common Stock generally entitles the holder to cast one vote for as many individuals as there are Directors to be elected. Each outstanding share of AFT Common Stock generally entitles the holder to cast one vote regarding the proposal to amend AFT’s fundamental investment restriction. No Shares have cumulative voting rights. On the record date, March 18, 2022 (the “Record Date”), the following number of Shares of each Fund were issued and outstanding:

Name of Fund	Common Stock Outstanding
AFT	15,573,575
AIF	14,464,026

To the knowledge of AFT and AIF, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of a Fund’s outstanding Shares as of the Record Date based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Class	Amount of Beneficial Ownership	Percent of Class
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	AFT Common Stock	2,452,340(2)	15.75%
Morgan Stanley(3) 1585 Broadway New York, NY 10036	AIF Common Stock	1,490,089(4)	10.30%
Eaton Vance Management 2 International Place Boston, MA 02110	AIF Common Stock	1,460,360(5)	10.10%
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	AIF Common Stock	1,191,785(6)	8.24%

(1)	The Charger Corporation (“Charger”) is the General Partner of both First Trust Portfolios L.P. (“FTP”) and First Trust Advisors L.P. (“FTA”). FTP acts as sponsor of certain unit investment trusts which hold Shares of AFT and AIF, as applicable. FTA, an affiliate of FTP, acts as portfolio supervisor of the unit investment trusts sponsored by FTP.
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(2)	Information obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the Securities and Exchange Commission (the “SEC”) reporting share ownership as of December 31, 2021. Based on that filing, FTP, FTA and Charger do not have sole voting power, but do have shared power to vote or direct the vote of 7,125 shares as well as shared power to dispose or direct the disposition of 2,452,340 shares.
(3)	Filing reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by Parametric Portfolio Associates LLC, a wholly-owned subsidiary of Morgan Stanley (together, “Morgan Stanley”).
(4)	Information obtained from a Schedule 13G/A filed by Morgan Stanley with the SEC reporting share ownership as of January 31, 2022. Based on that filing, Morgan Stanley does not have sole voting power, but does have shared power to vote or direct the vote of 157,164 shares as well as the shared power to dispose or direct the disposition of 1,490,089 shares.
(5)	Information obtained from a Schedule 13G/A filed by Eaton Vance Management with the SEC reporting share ownership as of April 12, 2021. Based on that filing, Eaton Vance Management has sole power to vote or direct the vote of 240,352 shares as well as sole power to dispose or direct the disposition of 1,460,360 shares.
(6)	Information obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC reporting share ownership as of December 31, 2021. Based on that filing, FTP, FTA and Charger do not have sole voting power, but do have shared power to vote or direct the vote of 77,826 shares as well as shared power to dispose or direct the disposition of 1,191,785 shares.

PROPOSAL 1: ELECTION OF DIRECTORS

Each Board currently consists of six Directors, four of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of each Fund (“Independent Directors”). The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of shareholders after the election of such class of Directors. Each Director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.

The classes of Directors are indicated below:

Nominees to Serve Until 2025 Annual Meeting of Shareholders
Glenn N. Marchak Todd J. Slotkin	Class II Directors of AFT and Class III Directors of AIF
Nominee to Serve Until 2024 Annual Meeting of Shareholders
Elliot Stein, Jr.	Class I Director of AFT and Class II Director of AIF
Director Serving Until 2024 Annual Meeting of Shareholders
Barry Cohen	Class I Director of AFT and Class II Director of AIF
Directors Serving Until 2023 Annual Meeting of Shareholders
Robert L. Borden Carl J. Rickertsen	Class III Directors of AFT and Class I Directors of AIF
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The following table sets forth the dollar range of equity securities in each Fund beneficially owned by each Director and executive officer as of the Record Date. As of that date, the Funds’ Directors and executive officers, as a group, owned less than 1% of each Fund’s outstanding Common Stock. The Apollo registered fund complex consists of AFT and AIF, each a closed-end investment company registered under the 1940 Act.

Directors and Executive Officers	Dollar Range* of Equity Securities Held in AFT(1)	Dollar Range* of Equity Securities Held in AIF(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director or Executive Officer in Fund Complex
Independent Directors
Glenn N. Marchak	A	A	A
Carl J. Rickertsen	C	C	D
Todd J. Slotkin	A	A	A
Elliot Stein, Jr.	C	B	C

Interested Directors
Barry Cohen	E	D	E
Robert L. Borden(2)	C	C	C

Executive Officers
Joseph Moroney	E	E	E
Kenneth Seifert	A	A	A
Joseph D. Glatt	A	C	C
Isabelle R. Gold	A	A	A

*	Key to Dollar Ranges

A.       None

B.       $1 - $10,000

C.       $10,001 - $50,000

D.       $50,001 - $100,000

E.       Over $100,000

(1)	This information has been furnished by each Director and Executive Officer.
(2)	On March 8, 2021, Apollo Global Management, Inc. (“AGM”) announced that it had entered into a definitive agreement with Athene Holding Ltd. (“Athene”) to merge in an all-stock transaction (the “Merger”). Under the terms of the Merger, each outstanding Class A common share of Athene was exchanged for a fixed ratio of shares of AGM common stock. As a shareholder of Athene, Mr. Borden received shares of AGM common stock as a result of the closing of the Merger on January 1, 2022. As of that date, he became an “interested person” of each Fund as defined in the 1940 Act. Mr. Borden will remain an interested person so long as he knowingly has any direct or indirect beneficial interest in AGM common stock.
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None of the Independent Directors or their immediate family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of the Record Date.

EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS JOINT PROXY STATEMENT.

Messrs. Marchak and Slotkin have each been nominated for a three-year term to expire at the Funds’ 2025 Annual Meeting of Shareholders and when his successor is duly elected and qualifies. Mr. Stein has been nominated for a two-year term to expire at the Funds’ 2024 Annual Meeting of Shareholders and when his successor is duly elected and qualifies. Each of Messrs. Marchak, Slotkin and Stein has consented to continue to serve as a Director if elected at the relevant Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Joint Proxy Statement. The Boards know of no reason why either of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards may recommend.

Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Directors and Nominees, including their year of birth, positions held with each Fund, length of service, principal occupations and other board memberships for the past five years are shown below, as of the date of this Joint Proxy Statement.

Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served; Term of Office(3)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years
Independent Directors(2):
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT – Since 2011; Class II Director. AIF – Since 2013; Class III Director.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.
Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT – Since 2011; Class III Director. AIF – Since 2013; Class I Director.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2004.	2	Berry Global, Inc.; MicroStrategy Incorporated.
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Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served; Term of Office(3)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT – Since 2011; Class II Director. AIF – Since 2013; Class III Director	Co-Founder, President and COO, KMP Music LLC since 2020, Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC 2014 to 2020.	2	CBIZ, Inc.
Elliot Stein, Jr. (born 1949)	Director	AFT – Since 2011; Class I Director. AIF – Since 2013; Class II Director.	Private Investor; Corporate Director/Trustee.	2	Apollo Investment Corporation; BellRing Brands, Inc.
Interested Directors(4)
Robert L. Borden (born 1963)	Director	AFT – Since 2013; Class III Director. AIF – Since 2013; Class I Director.	Founding Partner, Delegate Advisors, LLC (wealth advisory firm) since 2012.	2	Athene Holding Ltd.
Barry Cohen (born 1952)	Director and Chairman of the Board	AFT – Since 2011; Class I Director. AIF – Since 2013; Class II Director.	President, Elysium Management LLC (family office) since 2017. Managing Director, Apollo Management, L.P. (investment advisor) since 2008.	2	None.
(1)	The address of each Director is c/o Apollo Senior Floating Rate Fund Inc. or c/o Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Independent Directors” are directors who are not “interested persons,” as defined in the 1940 Act, of each Fund.
(3)	If elected, the Class II Directors of AFT and the Class III Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2025 and until their successors are duly elected and qualify. If elected, Mr. Stein, a Class I Director of AFT and a Class II Director of AIF, will serve until the Funds’ Annual Meeting of Shareholders in 2024 and until his successor is duly elected and qualifies. Mr. Cohen, a Class I Director of AFT and a Class II Director of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2024 and until his successor is duly elected and qualifies. The Class III Directors of AFT and the Class I Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2023 and until their successors are duly elected and qualify.
(4)	“Interested person,” as defined in the 1940 Act, of each Fund. Messrs. Cohen and Borden are interested persons of each Fund due to their affiliation with the Adviser.
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Additional information about each Director follows that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared him to be an effective Director. The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Funds’ counsel; both counsel to the Independent Directors and counsel to the Funds have significant experience advising fund board members and funds. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

Independent Directors

•	Glenn N. Marchak. Mr. Marchak was a Managing Director and Senior Portfolio Manager of Citi Capital Advisors (formerly Citigroup Alternative Investments (“CAI”)) from 2005 through February 2008. At the time, CAI was Citigroup’s integrated alternative investments platform that managed over $100 billion of assets. Mr. Marchak managed the Leveraged Loan Investments Group. He was a member of the Management Committee and Management Counsel of CAI, and was a member of the Mezzanine Investments Committee. Previously, Mr. Marchak was a Managing Director at Smith Barney where he was responsible for developing and heading the firm’s leveraged lending and loan syndication effort. Prior to that, he was a Senior Vice President and Head of Loan Syndications at Nat West Markets. Before joining Nat West Markets, he was a Vice President of Citibank’s Leveraged Finance Division and subsequently, a member of the Loan Syndications Department. He began his business career at Ernst & Young (formerly Arthur Young & Company) where he became an Audit Manager and was a founder of that firm’s Reorganization and Insolvency practice. In addition to being an Independent Director of AFT and AIF, Mr. Marchak serves as an Independent Trustee of the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) and Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI), each a registered closed-end fund, and of Stone Harbor Investment Funds, a registered open-end series trust. Mr. Marchak earned his BSA in Accounting from the University of Florida and is a Certified Public Accountant (inactive).
•	Carl J. Rickertsen. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2004. From January 1998 to January 2004, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy Incorporated, a publicly-traded software firm, since October 2002 and a member of the board of directors of Berry Global, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils, Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.
•	Todd J. Slotkin. Mr. Slotkin co-founded KMP Music LLC in 2020 to acquire and develop music publishing rights. He is also the President and COO of the firm. Mr. Slotkin served as Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC from 2014 to 2020. From 2011 to 2014 and from 2007 to 2008 he served as a Co-Founder and Managing Partner of Newton Pointe Partners, a consulting firm. Previously, Mr. Slotkin served as the Senior Managing Director and as the portfolio manager of Irving Place Capital, a private equity firm, between 2008 and 2010. Mr. Slotkin also served as a Managing Director and co-head of the Natixis Capital Markets Leveraged Finance business from 2006 to 2007. Previously, Mr. Slotkin served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. from 1999 to 2006. In addition, he was Chief Financial Officer of M & F Worldwide Corp., a public company,
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from 1999 to 2006. Prior to joining MacAndrews & Forbes in 1992 as a senior vice president, Mr. Slotkin spent over 17 years with Citicorp, now known as Citigroup. Since 2003, he has been a director of CBIZ, Inc., a publicly-traded provider of business services, products and solutions for financial and employee management, where he is on the audit and compensation committees. He was a director of Martha Stewart Living Omnimedia, Inc. from 2008 to 2012. Mr. Slotkin is a co-founder of the Food Allergy Research & Education. Mr. Slotkin received BS and MBA degrees from Cornell University.

•	Elliot Stein, Jr. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, since March 2004. He currently serves as the lead Independent Director of AIC. He has served as Chairman of Acertas LLC and Senturion Forecasting, LLC (consulting firms) since 2013 and is a board member of various private companies including Multi-Pack Solutions and Cohere Communications, and BellRing Brands, Inc., a public company. Mr. Stein was a Managing Director of Commonwealth Capital Partners. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Directors

•	Robert L. Borden. Mr. Borden is a Founding Partner and has served as both Chief Executive Officer and Chief Investment Officer of Delegate Advisors, a Multi-Family Office and Outsourced Chief Investment Officer solutions provider. From 2006 to 2011, he served as the Chief Executive Officer and Chief Investment Officer of the $29 billion South Carolina Retirement System Investment Commission. From 1995 to 2006, Mr. Borden served as the Executive Director and Chief Investment Officer of the $10 billion Louisiana State Employees Retirement System (“LASERS”). Prior to joining LASERS, Mr. Borden served as Treasurer and Senior Manager of Financial Services for the Texas Workers’ Compensation Insurance Fund. He was previously Vice President of Treasury and Interest Rate Risk Manager of Franklin Federal Bancorp. He began his career in 1982 at the Bond Division of the Texas State Treasury. He is a graduate of the University of Texas at Austin with a BBA in Finance and earned a Master of Science degree in Finance from Louisiana State University. Mr. Borden holds both the Chartered Financial Analyst and Chartered Alternative Investment Analyst professional designations.

•	Barry Cohen. Mr. Cohen joined Apollo in 2008. He currently serves as a Managing Director of Apollo Management, L.P. Since 2017, Mr. Cohen also serves as the President of Elysium Management LLC, a limited liability company that manages the family office of Leon Black. Before joining Apollo, Mr. Cohen was with Bear Stearns. Mr. Cohen joined Bear Stearns in 1987 as head of its Risk Arbitrage Department, where he also co-headed the Bear Stearns Global Equity Arbitrage Funds. From 2003 to 2008, he worked in Bear Stearns Asset Management. Prior to joining Bear Stearns, Mr. Cohen was a risk arbitrageur at First Boston Corporation, a partner in Bedford Partners, a risk arbitrage hedge fund, and an attorney at Davis Polk & Wardwell. Mr. Cohen graduated summa cum laude from Harvard College with a BA in Applied Mathematics and received JD and MBA degrees from Harvard Law School and Harvard Business School, respectively. Mr. Cohen is a member of the board of directors of the Mt. Sinai Children’s Center Foundation, The Michael J. Fox Foundation for Parkinson’s Research and Phaidon Press Limited.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Funds’ Directors be Independent Directors. Currently, four of the six Directors of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Boards, regardless of whether the Director happens to be independent or a member of management. The Boards have determined that their leadership structure, in which the Chairman of the Boards is an interested person of the Funds, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman of the Boards and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a substantial majority of the Funds’ Boards. In addition, the Independent Directors of the Funds have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors.

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Boards’ Oversight Role

The Boards’ primary role is oversight of the management of the Funds. As is the case with virtually all investment companies, service providers to the Funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman or Lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Boards’ Audit Committees meet regularly, and, between meetings, the Audit Committee Chair has access to the Funds’ independent registered public accounting firm and to the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit and investment research. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address each Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to a Fund. The Boards receive reports from Fund counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities or of the activities of any of the Funds’ service providers.

Compensation of Directors and Executive Officers

During the fiscal year ended December 31, 2021, the Boards held four joint board meetings and three special joint telephonic board meetings for the Funds. Each Director of the Funds attended at least 75% of the meetings of the Boards and of any Committees of which he was a member. Each Director receives an annual retainer fee of $23,000 for serving as a Director of each Fund, plus $2,000 for each in-person and virtual Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the Chairperson of the Audit Committee receives an additional annual retainer fee of $5,000. Each Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. The compensation paid by each Fund to the Independent Directors for the fiscal year ended December 31, 2021 is set forth below. No compensation is paid by the Funds to the Interested Directors. No executive officers of the Funds received compensation from either Fund in excess of $60,000.

Independent Director	AFT	AIF	Pension or Retirement Benefits Accrued as Part of Fund Expenses
Robert L. Borden*	$29,000	$30,000	None
Glenn N. Marchak**	$34,750	$35,750	None
Carl J. Rickertsen	$29,750	$29,750	None
Todd J. Slotkin	$29,750	$30,750	None
Elliot Stein, Jr.	$29,750	$30,750	None
*	Mr. Borden is not a member of the Boards’ Nominating and Corporate Governance Committees or Audit Committees. The information in this table is presented for the fiscal year ended December 31, 2021, during which Mr. Borden was an Independent Director. Mr. Borden became an Interested Director as of January 1, 2022 due to his beneficial interest in AGM common stock as described earlier and will not be compensated as for his service as a Director of that date.
**	Audit Committee Chair for both Funds.

AFT and AIF together reimbursed the Independent Directors a total of $0 for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the year ended December 31, 2021.

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Executive Officers of the Funds

The following table provides information concerning each of the executive officers of the Funds, including his or her year of birth, positions held with the Funds, length of service and principal occupations for the past five years.

Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served and Term of Office(2)	Principal Occupation(s) During Past Five Years
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT - since 2011 AIF - since 2013	Co-Head of Global Corporate Credit since January 2018, Apollo Capital Management, L.P. since 2008.
Kenneth Seifert (born 1978)	Treasurer and Chief Financial Officer	AFT - since 2021 AIF - since 2021	Controller, Principal and Director, Apollo Capital Management, L.P. since 2021 and 2017, respectively.
Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT - since 2011 AIF - since 2013	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management, L.P. since 2007.
Isabelle R. Gold (born 1982)	Chief Compliance Officer	AFT - since 2020 AIF - since 2020	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2020; Senior Compliance Officer, Apollo Management Holdings from 2016 to 2020.
(1)	The business address of each officer is c/o the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	Each officer is elected by, and serves at the pleasure of, the Board.

Audit Committee

Each Board has an Audit Committee comprised of all the current Independent Directors, each of whom is also “independent” under the rules of the New York Stock Exchange (the “NYSE”). The Audit Committee for AFT and AIF met jointly four times during the fiscal year ended December 31, 2021. The functions of the Audit Committee of each Board are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of each Fund; (ii) the independent registered public accounting firm (the “Independent Auditor”) qualifications and independence; (iii) the performance of the internal audit function and Independent Auditor; and (iv) the compliance by each Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Funds’ Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.apollofunds.com. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.

Audit Committee Report

The Funds’ Audit Committees oversee the financial reporting process on behalf of the Boards. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, each Fund’s Audit Committee reviewed and discussed with management the audited financial statements in the Funds’ Annual Report for the fiscal year ended December 31, 2021.

The Funds’ Audit Committees reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters as are required to be discussed with the committee under the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC. In addition, the Funds’ Audit Committees discussed with the Independent Auditor the Independent Auditor’s independence from management and each Fund, including the Independent Auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committees.

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The members of the Audit Committee for each Fund are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management, or internal control purposes. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Funds’ financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and the role of the Funds’ Audit Committees set forth in the Funds’ Audit Committee Charters and those discussed above, the Audit Committee of each Fund recommended to the relevant Board that the Fund’s audited financial statements be included in the Funds’ Annual Report for the fiscal year ended December 31, 2021. This report was submitted by the members of the Audit Committees of the Funds’ Board of Directors on February 16, 2022:

Glenn N. Marchak, Chairman

Carl J. Rickertsen

Todd J. Slotkin

Elliot Stein, Jr.

Nominating and Corporate Governance Committee

Each Board has a Nominating and Corporate Governance Committee comprised of all the current Independent Directors. The Nominating and Corporate Governance Committee for AFT and AIF met jointly twice during the fiscal year ended December 31, 2021. The functions of the Nominating and Corporate Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Funds’ Boards at the annual meetings of shareholders (consistent with criteria approved by the Boards); identifying, selecting or recommending qualified nominees to fill any vacancies on the Boards or any committees thereof (consistent with criteria approved by the Boards); developing and recommending to the Boards a set of corporate governance principles applicable to each Fund; overseeing the evaluation of the Boards, any committees thereof and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Boards to the Funds’ Nominating and Corporate Governance Committees. The Funds’ Nominating and Corporate Governance Committee Charter is available at www.apollofunds.com. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.

The Funds’ Nominating and Corporate Governance Committees have not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, each Nominating and Corporate Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Each Nominating and Corporate Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. Each Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement (see “Submission of Shareholder Proposals” below).

Required Vote

The election of each of Messrs. Marchak, Slotkin and Stein as a Director of the Funds requires the affirmative vote of a majority of the outstanding shares of each Fund’s Common Stock entitled to vote at the Meeting in person or by proxy. In person attendance constitutes attendance at the virtual Meeting via live webcast.

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PROPOSAL 2: AFT CHANGE IN FUNDAMENTAL RESTRICTION ON LOANS

The shareholders of AFT are being asked to approve a change to AFT’s fundamental investment restriction relating to the Fund’s making of loans, providing AFT with additional flexibility to make loans to other persons as part of its investment program, as set forth below:

Current Restriction	Proposed New Restriction	Comparison Showing Change
The Fund may not:	The Fund may not:	The Fund may not:

Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.	Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.	Make loans ~~to other persons~~, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction~~,~~ from time to time ~~that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.~~

The Board of AFT, including the Independent Board Members, unanimously approved the change to AFT’s fundamental investment restriction with respect to loans, subject to shareholder approval.  The factors considered by the Board included, among other things, the potential for greater investment flexibility and investment options (including the potential for greater diversification of portfolio investments) if Proposal 2 is approved.  The Board also considered the potential related risks.

If approved, the change in fundamental investment restriction with respect to making loans is expected to provide AFT with increased flexibility to make loans consistent with the 1940 Act and will allow AFT to participate in originated deals on the broader Apollo platform in accordance with the terms of an exemptive order from the SEC.  Although adding the ability to participate in loan originations will broaden the Fund’s investment universe, the Fund’s investment objective and other investment strategies will remain unchanged.  The Fund expects that its exposure to loan originations will be material but is not expected to represent the majority of the notional value of the Fund’s investments.  Engaging in loan originations also is not expected to have a material impact on Fund expenses.

Loan Origination

If Proposal 2 is approved by AFT’s shareholders, AFT may also act as the originator for direct loans and engage in direct lending. Direct loans between AFT and a borrower may not be administered by an underwriter or agent bank. AFT may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with AFT. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured.

As part of its lending activities, AFT may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to AFT, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is very high. Different types of assets may be used as collateral for AFT’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that AFT will correctly evaluate the value of the assets collateralizing its loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that AFT funds, AFT may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by AFT or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, AFT may have difficulty disposing of the assets used as collateral for a loan.

Loan Origination Risk

Contingent upon AFT shareholder approval of Proposal 2, AFT may also act as the originator for direct loans and engage in direct lending. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Adviser and AFT will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

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In accordance with the terms of an exemptive order from the SEC (the “Order”), as discussed below, AFT’s ability to acquire loans could be dependent on the existence and performance of the origination platform of Apollo Global Management, Inc. and its subsidiaries and affiliates (collectively, “Apollo”), which includes other funds or accounts managed by Apollo or certain of its affiliates (“Apollo-advised funds”) and enables Apollo to commit in size to multiple deals. Therefore, a decrease in Apollo’s origination platform or its inability to acquire investments suitable for AFT could reduce or possibly eliminate the ability of AFT to participate in certain loans within AFT’s investment objective and would have a material adverse effect on AFT’s performance. Other Apollo-advised funds could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments AFT could make to the extent that AFT is dependent on Apollo’s origination platform.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. Apollo may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. As a result, the diligence is likely to be more limited than the diligence conducted for a broadly syndicated transaction involving an underwriter. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, AFT will compete with a broad spectrum of lenders, some of which may have greater financial resources than AFT, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than AFT. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to AFT. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Direct Lending Risk

Contingent upon AFT shareholder approval of Proposal 2, AFT may make direct loans and engage in direct lending, which involves certain risks. If a loan is foreclosed, AFT could become part-owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, AFT may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that AFT will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, AFT may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of AFT’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of AFT’s rights.

Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which AFT has invested. Certain of the loans in which AFT may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Loans to issuers operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code or the equivalent laws of member states of the European Union are, in certain circumstances, subject to certain potential liabilities that may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Various state licensing requirements could apply to AFT with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where AFT or the Adviser operates or has offices. In states in which it is licensed, AFT or the Adviser will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on AFT or the Adviser’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of AFT or the Adviser’s license, which in turn could require AFT to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which AFT invests that hold similar assets, as well as any origination company or servicer in which AFT owns an interest.

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Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent AFT seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, AFT will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, AFT may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect AFT and its investments.

Co-Investment Activity and Allocation of Investment Opportunities

Contingent upon shareholder approval of Proposal 2, AFT may have greater opportunities to make negotiated co-investments in accordance with the Order. The Order is subject to certain terms and conditions, so there can be no assurance that AFT will be permitted to co-invest with certain of its affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.

The Adviser and its affiliated investment managers may determine that an investment is appropriate both for AFT and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that AFT should invest on a side-by-side basis with one or more other funds. The Adviser may make all such investments subject to compliance with applicable regulations and interpretations, and its allocation procedures. The Adviser has adopted allocation procedures that are intended to ensure that each Apollo-advised fund is treated in a manner that, over time, is fair and equitable. Allocations generally are made pro rata based on order size. In certain circumstances, the allocation policy provides for the allocation of investments pursuant to a predefined arrangement that is other than pro rata. As a result, in situations where a security is appropriate for certain Apollo-advised funds but is limited in availability, AFT may receive a lower allocation than may be desired by its portfolio managers or no allocation if it is determined that the investment is more appropriate for a different Apollo-advised fund because of its investment mandate. Investment opportunities may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event that investment opportunities are allocated among AFT and other Apollo-advised funds, the Adviser may not be able to structure AFT’s investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that AFT may not be given the opportunity to participate in certain investments made by other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, AFT and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by it and such other Apollo-advised funds. When this occurs, the various prices may be averaged, and AFT will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to AFT’s disadvantage. In addition, under certain circumstances, AFT may not be charged the same commission or commission-equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than AFT. From time to time, AFT and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding AFT may benefit such other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by AFT may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by AFT may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds. In these circumstances the Adviser and its affiliates will seek to resolve each conflict in a manner that is fair to the various clients involved in light of the totality of the circumstances. In some cases the resolution may not be in AFT’s best interests.

The Adviser is paid a fee based on a percentage of AFT’s managed assets, which include leverage. The Adviser may have a conflict of interest in deciding whether to cause AFT to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of AFT and, accordingly, the fees received by the Adviser. Certain other

15

Apollo-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over AFT.

The Adviser and its clients may pursue or enforce rights with respect to an issuer in which AFT has invested, and those activities may have an adverse effect on AFT. As a result, prices, availability, liquidity and terms of AFT’s investments may be negatively impacted by the activities of the Adviser or its clients, and transactions for AFT may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Required Vote

Shareholder approval of the change to AFT’s fundamental investment restriction requires the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities.

If approved, the amendment to fundamental investment restriction relating to the Fund’s making of loans, for AFT would become effective immediately.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of a Fund that are intended to be presented at the Funds’ next Annual Meeting of Shareholders to be held in 2023 must be received by the Fund for consideration for inclusion in the Funds’ proxy statement relating to the meeting no later than December 21, 2022 and must satisfy the requirements of federal securities laws.

The Bylaws of each Fund currently require shareholders wishing to nominate Directors or propose other business to be brought before the Funds’ 2023 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the Fund’s shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019 not earlier than November 21, 2022, nor later than 5:00 p.m., E.T., on December 21, 2022. Any such notice by a shareholder must set forth all information required by the relevant Fund’s Bylaws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Other Board-Related Matters

Shareholders who wish to send communications to the relevant Fund’s Board should send them to the Secretary of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc., as applicable, at 9 West 57th Street, New York, NY 10019. All such communications will be directed to the relevant Board’s attention.

The Funds do not have a formal policy regarding Director attendance at the annual meeting of shareholders. Each Director attended each Fund’s 2021 Annual Meeting of Shareholders.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 30 Rockefeller Plaza, New York, NY 10112, has been selected to serve as the Funds’ independent registered public accounting firm for each Fund’s fiscal year ending December 31, 2022. A representative of Deloitte will be present at the Meeting where he or she will have the opportunity to make a statement, if the representative desires, and will be available to respond to appropriate questions.

Set forth in the table below are the audit fees and non-audit related fees billed to each Fund by Deloitte for professional services for the fiscal years ended December 31, 2020 and 2021.

Fund	For the year ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees**
AFT AFT	2020 2021	$110,000 $110,000	$0 $0	$6,675 $6,675	$0 $7,000
AIF AIF	2020 2021	$110,000 $110,000	$0 $0	$6,675 $6,675	$0 $7,000
*	“Tax Fees” are those fees related to Deloitte’s tax consulting services, including primarily the review of each Fund’s income tax returns.
16

**	“All Other Fees” include the aggregate fees billed for products and services provided by Deloitte, other than the reported services.

The Funds’ Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Deloitte to the Funds, and all non-audit services to be provided by Deloitte to the Funds’ Adviser and any entity controlling, controlled by or under common control with the Funds’ Adviser (“Affiliates”) that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which Deloitte billed a Fund fees for the fiscal years specified above were pre-approved by the Funds’ Audit Committees, as required.

The aggregate non-audit fees billed by Deloitte for services rendered to AFT and the Adviser or its Affiliates that provide ongoing services to AFT for the fiscal years ended December 31, 2021 and 2021 were $6,675 and $13,675, respectively.

The aggregate non-audit fees billed by Deloitte for services rendered to AIF and the Adviser or its Affiliates that provide ongoing services to AIF for the fiscal years ended December 31, 2020 and 2021 were $6,675 and $13,675, respectively.

The Audit Committees of the Funds have considered whether the provision of non-audit services that were rendered to the Adviser or its Affiliates that provide ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte’s independence.

Investment Adviser and Administrator

Apollo Credit Management, LLC serves as the investment adviser to each Fund. The principal executive office of the Adviser is 9 West 57th Street, New York, NY 10019. Each Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative and other services to the Fund at cost.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator to the Funds.

Broker Non-Vote and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against each proposal in this Joint Proxy Statement.

OTHER MATTERS TO COME BEFORE THE MEETING

The Funds do not intend to present any other business at the Meetings, nor is either Fund aware that any shareholder is entitled to do so. If, however, any other matters are properly brought before the Meeting(s), the persons named in the accompanying form of proxy(ies) will vote thereon in accordance with their discretion.

VOTING RESULTS

Each Fund will advise its shareholders of the voting results of the matters voted upon at the Meetings in the next Semi-Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the relevant Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.

17

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Joint Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at 1-877-864-4834 or write to Apollo Senior Floating Rate Fund Inc. or Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.

IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO VIRTUALLY ATTEND THE ANNUAL MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD(S) AS SOON AS POSSIBLE.

18

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://viewproxy.com/apollo/broadridgevsm.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82748-P72164

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the nominees and FOR the amendment to the Fund's fundamental investment restriction with respect to making loans.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Nominees:

01) Glenn N. Marchak
02) Todd J. Slotkin
03) Elliot Stein, Jr.

	For	Against	Abstain
2. The amendment of the Fund's fundamental investment restriction with respect to making loans.	☐	☐	☐

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Director and FOR the amendment to the Fund's fundamental investment restriction with respect to making loans. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

D82749-P72164

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph D. Glatt, Kenneth Seifert and Isabelle R. Gold, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of Apollo Senior Floating Rate Fund Inc., a Maryland corporation (the "Fund"), to be held on June 9, 2022 at 10:00 a.m. (Eastern Time) and any adjournment or postponement thereof (the "Meeting"), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any Proxy previously given with respect to the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should both sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who must state his or her title.

(Continued on the reverse)

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://viewproxy.com/apollo/broadridgevsm.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82750-P72164

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the nominees listed below.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Nominees:

01) Glenn N. Marchak
02) Todd J. Slotkin
03) Elliot Stein, Jr.

2. Not applicable

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Director listed above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

D82751-P72164

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph D. Glatt, Kenneth Seifert and Isabelle R. Gold, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of Apollo Tactical Income Fund Inc., a Maryland corporation (the "Fund"), to be held on June 9, 2022 at 10:00 a.m. (Eastern Time) and any adjournment or postponement thereof (the "Meeting"), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any Proxy previously given with respect to the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should both sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who must state his or her title.

(Continued on the reverse)